UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2008

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405-A Atlantis Road, Cape Canaveral, Florida 32920
(Address of principal executive offices) (zip code)

(321) 783-1744
(Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Andrew M. Smith, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2007, the Company issued a revolving note (the “Note”) with an aggregate principal amount of $100,000 to Irrevocable Children’s Trust, a trust controlled by David Marks, Chairman of our Board of Directors and the managing member of the LLC that is the majority owner of the Company. Funds are advanced to the Company, as needed, to pay for ongoing operations. The Note has a maturity date of July 31, 2008. The fifth amendment to the Note provides that the maturity date for the Note is December 31, 2008 and that if the principal balance shall be prepaid in full by September 30, 2008, then all interest shall be waived, and no interest shall be due and payable to Payee.

On September 6, 2007, a first amendment was issued on this Note increasing the aggregate principal amount to $200,000.

On November 27, 2007, a second amendment was issued on this Note increasing the aggregate principal amount to $300,000.

On January 4, 2008, a third amendment was issued on this Note increasing the aggregate principal amount to $400,000.

On February 11, 2008, a fourth amendment was issued on this Note increasing the aggregate principal amount to $500,000.

On April 16, 2008, the fifth amendment was issued on this Note increasing the aggregate principal amount to $650,000, a copy of which is submitted herewith as Exhibit 10.6.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated August 1, 2007 (incorporated by reference to the exhibits to Registrants Form 8-K filed on August 7, 2007).

10.2
First Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated September 6, 2007 (incorporated by reference to the exhibits to Registrants Form 8-K filed on September 11, 2007).

10.3
Second Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated November 27, 2007 (incorporated by reference to the exhibits to Registrants Form 8-K filed on November 28, 2007).

10.4
Third Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated January 4, 2008 (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 8, 2008).

10.5
Fourth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated February 11, 2008 (incorporated by reference to the exhibits to Registrants Form 8-K filed on February 14, 2008)

10.6	Fifth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Irrevocable Children’s Trust, dated April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Dated: April 17, 2008	By:	/s/ Katherine Ostruszka
Katherine Ostruszka
Chief Financial Officer

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